As filed with the Securities and Exchange Commission on August 11, 2017.

Registration No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	2834	33-0971591
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

350 Cambridge Avenue, Suite 350, Palo Alto, CA 94306

(Address, including zip code, of principal executive offices)

(650) 272 6138

(Registrant’s telephone number, including area code)

Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Equity Incentive Plan

Eiger BioPharmaceuticals, Inc. 2013 Employee Stock Purchase Plan

David A. Cory

President and Chief Executive Officer

Eiger BioPharmaceuticals, Inc.

350 Cambridge Ave., Suite 350

Palo Alto, CA 94306

(650) 272-6138

(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Glen Y. Sato

Michael E. Tenta

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

(650) 328-4600  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒
Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.001 par value per share
– Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Equity Incentive Plan	1,734,209(3)	$7.97	$13,825,981.26	$1,602.44
– Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Employee Stock Purchase Plan	140,889(4)	$7.97	$1,123,237.56	$130.19
Total	1,875,098		$14,949,218.82	$1,732.63

(1)	Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s common stock that become issuable under the 2011 Equity Incentive Plan or the 2011 Employee Stock Purchase Plan as set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s common stock. In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee and non-employee benefit plans described herein.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s common stock as reported on The NASDAQ Global Market on August 9, 2017, in accordance with Rule 457(c) of the Securities Act
(3)	Represents (i) 1,316,377 shares of common stock that were added to the shares authorized for issuance under the Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Equity Incentive Plan (the “2013 EIP”) by an amendment to the 2013 EIP approved by the stockholders of the Registrant at the Registrant’s annual meeting on August 29, 2016, and (ii) 417,832 shares of common stock that were automatically added to the shares authorized for issuance under the 2013 EIP on January 1, 2017 pursuant to an “evergreen” provision contained in the 2013 EIP. Pursuant to such provision, on the first day of each fiscal year, ending on (and including) January 1, 2026, the number of shares authorized for issuance under the 2013 EIP is automatically increased by a number equal to: (a) 5% of the total number of shares of capital stock outstanding on the last day of the preceding fiscal year; or (b) such lesser number of shares of Common Stock as is determined by the Registrant’s board of directors (the “Board”) for the applicable year.
(4)	Represents (i) 57,323 shares of common stock that were added to the shares authorized for issuance under the Eiger BioPharmaceuticals, Inc. 2013 Employee Stock Purchase Plan, as amended (the “2013 ESPP”) by an amendment to the 2013 ESPP approved by the stockholders of the Registrant at the Registrant’s annual meeting on August 29, 2016 and (ii) 83,566 shares of common stock that were automatically added to the shares authorized for issuance under the 2013 ESPP on January 1, 2017 pursuant to an “evergreen” provision contained in the 2013 ESPP. Pursuant to such provision, on January 1st of each year, ending on (and including) January 1, 2026, the number of shares authorized for issuance under the 2013 ESPP is automatically increased by a number equal to the lesser of: (a) 1% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year; (b) 165,000 shares; or (c) such lesser number of shares of Common Stock as is determined by the Registrant’s Board for the applicable year.

EXPLANATORY NOTE

The Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which Registration Statements on Form S-8 of the Registrant relating to the same employee and non-employee benefit plans set forth herein are effective. The Registrant is filing this Registration Statement on Form S-8 for the purpose of registering (a) 1,734,209 shares of Common Stock issuable to eligible persons under the 2013 Plan, which Common Stock is in addition to the shares of Common Stock registered on the Registrant’s Form S-8 filed on January 30, 2014 (File No. 333-193662), March 31, 2015 (File No. 333-203154) and April 29, 2016 (File No. 333-211009), and (b) 140,889 shares of Common Stock issuable to eligible persons under the 2013 ESPP, which Common Stock is in addition to the shares of Common Stock registered on the Registrant’s Form S-8 filed on January 30, 2014 (File No. 333-193662), March 31, 2015 (File No. 333-203154) and April 29, 2016 (File No. 333-211009).

PART II

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed by the Registrant with the Securities and Exchange Commission (the “SEC”) are incorporated by reference into this Registration Statement:

(a) The contents of the earlier registration statements on Form S-8 relating to the 2013 Plan and 2013 ESPP, previously filed with the SEC on January 30, 2014 (File No. 333-193662), March 31, 2015 (File No. 333-203154) and April 29, 2016 (File No. 333-211009).

(b) The Registrant’s Annual Report on Form 10-K (File No. 001-36183) for the fiscal year ended December 31, 2016, which includes audited financial statements for the Registrant’s latest fiscal year, filed with the SEC on March 23, 2017 (“Form 10-K”).

(c) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since the end of the fiscal year ended December 31, 2016.

(d) The description of the Registrant’s Common Stock contained in the Registrant’s Registration Statement on Form 8-A (File No. 001-36183) filed with the SEC on November 7, 2013, as updated in the Form 10-K with respect to the par value of the Registrant’s Common Stock, and including any other amendments or reports filed for the purposes of updating this description.

All other reports and documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act (other than Current Reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits furnished on such form that relate to such items) on or after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Celladon Corporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-36183), filed with the SEC on February 10, 2014).

3.2	Amended and Restated Bylaws of Celladon Corporation (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 001-36183), filed with the SEC on February 10, 2014).

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Celladon Corporation (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K (File No. 001-36183), filed with the SEC on March 23, 2016).

3.4	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Celladon Corporation (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K (File No. 001-36183), filed with the SEC on March 23, 2016).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1, as amended (File No. 333-191688), originally filed with the SEC on October 29, 2013).

4.2	Amended and Restated Investor Rights Agreement by and among Celladon Corporation and certain of its stockholders, dated October 10, 2013 (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1, as amended (File No. 333-191688), originally filed with the SEC on October 11, 2013).

4.3	Form of Warrant to Purchase Common Stock issued to participants in Celladon Corporation’s Convertible Debt and Warrant financing, dated October 15, 2013 (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1, as amended (File No. 333-191688), originally filed with the SEC on October 11, 2013).

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of KPMG LLP, independent registered public accounting firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.1	Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Equity Incentive Plan and Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise thereunder (incorporated by reference to Appendix B to the Schedule 14A Information (File No. 001-36183), filed with the SEC on July 22, 2016).

99.2	Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise under the Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Exhibit 99.3 to the Registration Statement on Form S-8 (File No. 333-193662), filed with the SEC on January 30, 2014).

99.3	Eiger BioPharmaceuticals, Inc 2013 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix A to the Schedule 14A Information (File No. 001-36183), filed with the SEC on July 22, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on the day of August 11, 2017.

EIGER BIOPHARMACEUTICALS, INC.

By:	/s/ David Cory
David Cory President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David Cory, as his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David A. Cory David A. Cory	President, Chief Executive Officer and Director (Principal Executive Officer)	August 11, 2017

/s/ James Welch James Welch	Chief Financial Officer (Principal Financial and Accounting Officer)	August 11, 2017

/s/ Thomas J. Dietz Thomas J. Dietz	Chairman of the Board of Directors	August 11, 2017

/s/ Edgar G. Engleman Edgar G. Engleman	Member of the Board of Directors	August 11, 2017

/s/ Jeffrey S. Glenn Jeffrey S. Glenn	Member of the Board of Directors	August 11, 2017

/s/ Charles Bramlage Charles Bramlage	Member of the Board of Directors	August 11, 2017

/s/ David Apelian David Apelian	Member of the Board of Directors	August 11, 2017

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Celladon Corporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 001-36183), filed with the SEC on February 10, 2014).

3.2	Amended and Restated Bylaws of Celladon Corporation (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 001-36183), filed with the SEC on February 10, 2014).

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Celladon Corporation (incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K (File No. 001-36183), filed with the SEC on March 23, 2016).

3.4	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Celladon Corporation (incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K (File No. 001-36183), filed with the SEC on March 23, 2016).

4.1	Form of Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1, as amended (File No. 333-191688), originally filed with the SEC on October 29, 2013).

4.2	Amended and Restated Investor Rights Agreement by and among Celladon Corporation and certain of its stockholders, dated October 10, 2013 (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1, as amended (File No. 333-191688), originally filed with the SEC on October 11, 2013).

4.3	Form of Warrant to Purchase Common Stock issued to participants in Celladon Corporation’s Convertible Debt and Warrant financing, dated October 15, 2013 (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1, as amended (File No. 333-191688), originally filed with the SEC on October 11, 2013).

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of KPMG LLP, independent registered public accounting firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.1	Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Equity Incentive Plan and Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise thereunder (incorporated by reference to Appendix B to the Schedule 14A Information (File No. 001-36183), filed with the SEC on July 22, 2016).

99.2	Form of Stock Option Grant Notice, Option Agreement and Notice of Exercise under the Eiger BioPharmaceuticals, Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Exhibit 99.3 to the Registration Statement on Form S-8 (File No. 333-193662), filed with the SEC on January 30, 2014).

99.3	Eiger BioPharmaceuticals, Inc 2013 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix A to the Schedule 14A Information (File No. 001-36183), filed with the SEC on July 22, 2016).